UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 27, 2005


                                SENTO CORPORATION
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             (Exact name of registrant as specified in its charter)

              Utah                       000-06425             87-0284979
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(State or other jurisdiction of         (Commission         (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)

                808 East Utah Valley Drive
                    American Fork, Utah                         84003
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         (Address of principal executive offices)            (Zip Code)

                                 (801) 492-2000
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              (Registrant's telephone number, including area code)

                                       n/a
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       ITEM 7.01. REGULATION FD DISCLOSURE

         On January 27, 2005, Sento Corporation ("Sento") announced that C. Lloyd Mahaffey, the Chairman of Sento's Board of Directors, Donald Livingstone, the Chair of Sento's Audit Committee, Patrick O'Neal, Sento's Chief Executive Officer, and Anthony Sansone, Sento's Chief Financial Officer, were adopting pre-arranged stock trading plans for the purchase of Sento's common stock.

         The stock trading plans will be adopted in accordance with guidelines specified under Rule 10b5-1 of the Securities and Exchange Act of 1934 and Sento's policies regarding stock transactions. Rule 10b5-1 allows corporate officers and directors to adopt written, pre-arranged stock trading plans when they do not have material, non-public information.

         The stock trading plans to be adopted by Messrs. Mahaffey, Livingstone, O'Neal and Sansone will provide only for the purchase, and not the sale, of Sento's common stock.

         The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Forward Looking Statements

         Statements in this report that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass Sento's beliefs, expectations, hopes or intentions regarding future events. Words such as "expects," "intends," "believes," "anticipates," "should" and "likely" also identify forward-looking statements. All forward-looking statements included in this report are made as of the date hereof and are based on information available to Sento as of such date. Sento assumes no obligation to update any forward-looking statement. Actual results could differ materially from those anticipated for a number of reasons, including, among others: Sento's stock price has historically been volatile; variations in market and economic conditions; the effect on Sento's earnings of the repricing of options; Sento's dependence on its limited number of key clients; reduction in services requested by Sento's clients resulting in lower revenues for Sento; Sento's ability to complete negotiations and execute client agreements; risk of emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions that could cause actual results to differ from Sento's current expectations are contained in Sento's filings with the Securities and Exchange Commission, including Sento's Annual Report on Form 10-KSB, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SENTO CORPORATION


Date: January 27, 2005                            By /s/ Anthony Sansone
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                                                     Anthony Sansone, CFO

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